Prudential Investment Management Services LLC acts as underwriter for the following:

        Nicholas-Applegate Fund, Inc.
        The Prudential Investment Portfolios, Inc.
        The Target Portfolio Trust
        Cash Accumulation Trust
        Command Government Fund
        Command Money Fund
        Command Tax-Free Fund
        Global Utility Fund, Inc.
        Prudential California Municipal Fund
        Prudential Core Investment Fund
        Prudential Diversified Funds
        Prudential Equity Fund, Inc.
        Prudential Europe Growth Fund, Inc.
        Prudential Global Genesis Fund, Inc.
        Prudential Global Total Return Fund, Inc.
        Prudential Government Income Fund, Inc.
        Prudential Government Securities Trust
        Prudential High Yield Fund, Inc.
        Prudential High Yield Total Return Fund, Inc.
        Prudential Index Series Fund
        Prudential Institutional Liquidity Portfolio, Inc.
        Prudential International Bond Fund, Inc.
        Prudential Jennison Equity Opportunity Fund
        Prudential MoneyMart Assets, Inc.
        Prudential Municipal Bond Fund
        Prudential Municipal Series Fund
        Prudential National Municipals Fund, Inc.
        Prudential Natural Resources Fund, Inc.
        Prudential Pacific Growth Fund, Inc.
        Prudential Real Estate Securities Fund
        Prudential Sector Funds, Inc.
        Prudential Short-Term Corporate Bond Fund, Inc.
        Prudential Small Company Fund, Inc.
        Prudential Special Money Market Fund, Inc.
        Prudential Tax-Free Money Fund, Inc.
        Prudential Tax-Managed Equity Fund
        Prudential Tax Managed Small Cap Fund, Inc.
        Prudential Total Return Bond Fund, Inc.
        Prudential 20/20 Focus Fund
        Prudential U.S. Emerging Growth Fund, Inc.
        Prudential Value Fund
        Prudential World Fund, Inc.


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        Prudential's Gibraltar Fund, Inc.
        Target Funds
        The Prudential Series Fund, Inc.
        The Prudential Variable Contract Account-2
        The Prudential Variable Contract Account-10
        The Prudential Variable Contract Account-11
        The Strategic Partners Series-Strategic Partners
        Focused Growth Fund
        The Strategic Partners Series-Strategic Partners
        New Era Growth Fund
        The Strategic Partners Series-Strategic Partners
        Focused Value Fund
        The Target Portfolio Trust


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                               Prumerica International Money Portfolio
                               Prumerica Money Market Portfolio
                                   Euro Series
                                   Pound Sterling Series
                               Prumerica WorldWide Investors Portfolio
                                   Global Bond Fund
                                   Pacific Growth Fund
                                   U.S. Value Fund*
                                   European Growth Fund
                                   U.S. High Yield Fund
                                   U.S. Aggressive Growth Fund
                                   Emerging Markets Fixed Income Fund
                                   Emerging Markets Equity Fund
                                   Global Growth Fund
                                   US Investment Quality Bond Fund
                                   US Premier Equity Growth Fund

                               Prumerica Guranteed Funds
                                   Prumerica Internet 100 USD


                               Prumerica Global Investment Matrix Series
                                   Australia Equity Index Tracker Fund
                                 Japan Large Cap Index Tracker Fund
                                 Japan Small Cap Index Tracker Fund
                                 South Africa Equity Index Tracker Fund
                                 UK Equity Index Tracker Fund
                                 U.S. Large Cap Index Tracker Fund
                                 U.S. Small Cap Index Tracker Fund
                                 U.S. Government Bond Fund

                                        Regional Funds
                                 Asia Pacific Equity Index Tracker Fund
                                 Euroland Equity Index Tracker Fund
                                 European Government Bond Fund
                                 Eastern Europe Equity Index Tracker Fund
                                 Latin America Equity Index Tracker Fund

                                        Sector Funds
                                 U.S. Financial Sector Index Tracker Fund
                                 Europe Financial Sector Index Tracker Fund
                                 Japan Financial Sector Index Tracker Fund
                                 Global Life Science Sector Index Tracker Fund Europe Technology and Telecom Sector Index Tracker Fund
                                 Japan Technology and Telecom Sector Index
                                 Tracker Fund
                                   U.S. Technology and Telecom Sector
                               Index Tracker Fund




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